UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 6, 2023	October 31, 2023
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The following material definitive agreements have been, or may be, entered into by Greif International Holding, B.V., a Dutch company (“Buyer”), and a subsidiary of Greif, Inc. (the “Company”).

A. Put Option Letter

A Put Option Letter dated October 31, 2023 (the “Put Option Letter”), from Buyer to SK Impact Group S.à r.l. (the “Financial Seller”) and other company and individual investors (collectively, the “Other Investors and Sellers”; and collectively with the Financial Seller, the “Sellers”), which own directly or indirectly 100% of the securities issued by Impact Topco Holdings SAS (“Topco”). Topco, in turn, owns 100% of the securities of Ipackchem Group SAS (“Ipackchem”). Ipackchem and its subsidiaries manufacture and sell jerrycans and small plastic containers. Under the terms of the Put Option Letter, Buyer has irrevocably and unconditionally agreed to acquire 100% of the securities issued by Topco (the “Acquisition”) on the terms and conditions set forth in the form of the sale and purchase agreement attached to the Put Option Letter as Schedule 1 (the “SPA”), subject only to the sending by the Financial Seller and one of the designated Other Investors and Sellers, on or prior to the Expiry Date (as defined below), of a notice setting forth the Sellers’ decision to sell 100% of the securities issued by Topco to the Buyer in accordance with the terms and conditions of the SPA (the “Put Option”).

Under the Put Option Letter, before the Sellers can decide whether to exercise the Put Option and enter into the SPA, the Ipackchem employees’ representative bodies in France (“Works’ Council”) must be informed and consulted on the contemplated sale to Buyer, and the Works’ Council must have delivered, or be deemed to have delivered, a final (non-binding) opinion on such transaction (the “Consultation Process”). The Sellers have agreed under the Put Option Letter to (i) initiate or cause the Consultation Process to be initiated promptly from October 31, 2023, and in any case no later than 15 business days following the date thereof, and (ii) to use their best efforts to obtain an opinion (whether favorable or not) from the Works’ Council in relation to such transaction promptly following the date on which the Consultation Process has been launched.

In addition, before the Sellers can decide whether to exercise the Put Option and enter into the SPA, all Topco employees in France must be informed of the proposed transaction, in accordance with the applicable provisions of the French Commercial Code (the “Employees Information”). The Sellers have agreed under the Put Option Letter to (i) promptly notify Topco of the proposed transaction from October 31, 2023, and in any case no later than ten business days following the date thereof, (ii) procure that Topco shall promptly and at the latest within seven business days after its notification informs each of such employees of the proposed transaction by sending an information letter and (iii) procure that Topco shall to use its reasonable best efforts to collect promptly the individual responses to such information letter.

Until July 31, 2024, the Sellers have agreed that they will not, directly or indirectly, initiate or follow up on any discussions or negotiations, or enter into any contract relating to the disposal of Topco and its subsidiaries covered by the SPA (the “Ipackchem Group”), with any person other than the Buyer or its affiliates, or solicit or encourage any third party, to acquire all or part of the share capital of the Ipackchem Group and/or all or part of their assets, or to proceed with the merger, spin-off, contribution, business combination, recapitalization, or any similar transaction involving any of the Ipackchem Group.

The Put Option Letter is valid and binding on Sellers until the earlier of (the “Expiry Date”): (i) 6.00 p.m. (CET) on the date falling five business days after both the Consultation Process and the Employees Information process have been completed; and (ii) 6.00 p.m. (CET) on the date falling four months after October 31, 2023.

B.SPA

Under the terms of the SPA, Buyer will agree to acquire the Ipackchem Group, other than the business of the Ipackchem Group located in the United States, which will be acquired directly by Buyer’s affiliate, Greif Packaging, LLC, a Delaware limited liability company, and a subsidiary of the Company. The Acquisition is valued at $538 million, with the cash equity purchase price payable to Sellers being the sum of EUR 61,296,616 and USD 213,499,400, which reflects locked box adjustments for debt and certain current assets and liabilities of the Ipackchem Group and which, in turn, is subject to certain adjustments. The purchase price will be paid by Buyer with proceeds from the Company’s existing credit facilities. The SPA will provide that closing of the Acquisition is subject to the satisfaction or waiver of certain conditions, including, among other matters, the receipt of certain government and regulatory approvals in France, South Africa and Brazil, as well as Ipackchem’s disposition of certain immaterial assets.

After the SPA is signed, it may be terminated, and the Acquisition may be abandoned at any time prior to the closing, as follows: (i) by mutual written agreement of Buyer and Sellers; (ii) by either Buyer or Sellers if the conditions set forth in the SPA have not been fulfilled on or before October 31, 2024 (the “Outside Date”) (subject to an option of either party to extend the Outside Date another 20 business days); (iii) by Sellers if Buyer fails to comply with its obligation to make certain closing date deliveries or by Buyer if Sellers fail to comply with their obligation to make certain closing date deliveries; and (iv) by Buyer if Ipackchem’s disposition of certain immaterial assets is not completed within six or nine months after October 31, 2023, as determined by Financial Seller.

In connection with the Put Option Letter, the Financial Seller and certain of the Other Investors and Sellers (the “Warranty Agreement Parties”) and Buyer entered into the Warranty Agreement dated October 31, 2023 (the “Warranty Agreement”). Under the Warranty Agreement, the Warranty Agreement Parties provide customary representations and warranties with respect to business and operational matters regarding the Ipackchem Group that are given as at October 31, 2023, as at the date of signature of the SPA and as at the date of completion of the transaction. Fundamental representations and warranties are set forth in the SPA.

Investors should not rely on the representations, warranties and covenants in the Put Option Letter, the SPA or the Warranty Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of any of the companies being acquired in the Acquisition. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the foregoing, which subsequent information may or may not be fully reflected in the public disclosures of the Company.

The description of the Put Option Letter, the SPA, the Warranty Agreement and the transactions contemplated thereby contained in this Item 1.01 is not complete and is subject to, and is qualified in its entirety by, the full text of the Put Option Letter, including the form of SPA, which will be filed as an Exhibit with the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2023.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 31, 2023, the Company issued a press release to announce its plans to acquire Ipackchem. A copy of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to Item 7.01

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on October 31, 2023, regarding its plans to acquire Ipackchem.

Cautions Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Company’s plans to acquire Ipackchem and other statements about future expectations, prospects, estimates and other matters that are dependent upon future events or developments. These forward-looking statements may be identified by words such as "expect," "anticipate," "intend," "plan," "believe," "will," "should," "could," "would," "project," "continue," "likely," and similar expressions, and include statements reflecting future results, trends or guidance and statements of outlook. All forward-looking statements are based on assumptions, expectations and other information currently available to management. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those forecasted, projected or anticipated, whether expressed or implied. These risks and uncertainties include: the completion of the Consultation Process, the Employees Information and the Sellers’ execution of the SPA; the ability to successfully complete the acquisition of Ipackchem on a timely basis, including receipt of required regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; the outcome of any legal proceedings that may be instituted against the parties and others related to the acquisition of Ipackchem; the satisfaction of certain conditions to the completion of the acquisition of Ipackchem, and if the acquisition of Ipackchem is completed, the ability to retain the customers and employees of the acquired business, the ability to successfully integrate the acquired business into the Company's operations, and the ability to achieve the expected synergies as well as accretion in margins, earnings or cash flow; competitive pressures in the Company’s various lines of business; the risk of non-renewal or a default under one or more key customer or supplier arrangements or changes to the terms of or level of purchases under those arrangements; uncertainties with respect to tax or trade laws; the effects of any investigation or action by any regulatory authority; and changes in foreign currency rates and the cost of commodities. The Company is subject to additional risks and uncertainties described in its Form 10-K, Form 10-Q and Form 8-K reports and exhibits to those reports. This Form 8-K reflects management's views as of November 6, 2023. Except to the extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: November 6, 2023	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President